OPPENHEIMER Main Street Opportunity Fund Summary Prospectus November 27, 2009
NYSE Ticker Symbols
Class A	OMSOX
Class B	OMOBX
Class C	OMSCX
Class N	OMSNX
Class Y	OMSYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/MainStreetOpportunityFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an e mail request to: info@oppenheimerfunds.com.

The Fund's Prospectus and Statement of Additional Information ("SAI"), both dated November 27, 2009, and pages 9 through 28 of its most recent Annual Report, dated July 31, 2009, are incorporated by reference into this Summary Prospectus. You can access the Fund's Prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/MainStreetOpportunityFund. The Fund's Prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 16 of the prospectus, and in the sections "How to Buy Shares" beginning on page 27 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.49%	None
Other Expenses	0.40%	0.53%	0.37%	0.47%	0.13%
Total Annual Operating Expenses	1.30%	2.18%	2.02%	1.61%	0.78%
Fee Waiver and Expense Reimbursement[1]	0.06%	0.14%	0.03%	0.10%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.24%	2.04%	1.99%	1.51%	0.78%

1. The Fund's transfer agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn after one year from the date of this prospectus.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$701	$966	$1,251	$2,062	$701	$966	$1,251	$2,062
Class B Shares	$723	$989	$1,382	$2,104	$223	$689	$1,182	$2,104
Class C Shares	$307	$640	$1,099	$2,371	$207	$640	$1,099	$2,371
Class N Shares	$265	$512	$883	$1,926	$165	$512	$883	$1,926
Class Y Shares	$80	$250	$435	$970	$80	$250	$435	$970

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commission.

Principal Investment Strategies. The Fund invests primarily in common stocks of U.S. companies based on both multi-factor quantitative models and fundamental analysis. In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities and it may invest in exchange-traded funds and master limited partnerships. The Fund may also invest in foreign securities, including those of companies in emerging or developing markets. It may buy securities issued by companies of any size or market capitalization range, including small-, mid-, and large-cap companies. The Fund may use derivatives to seek to increase returns or for hedging purposes.

The Fund's portfolio managers use both quantitative models and fundamental research to select securities. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;

  Consideration of market and industry trends and general economic conditions; and

  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and volatility.

To seek to minimize risk, the Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying diversification constraints regarding both sector and position size. The portfolio managers use the following sell criteria:

  The stock price is approaching its price target

  The company's competitive position has deteriorated

  The company's management has performed poorly

  More attractive alternatives have developed

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
     The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

     Time Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  The Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stock. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: https://www.oppenheimerfunds.com/fund/investors/overview/MainStreetOpportunityFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.20% (2nd qtr 03) and the lowest return was -22.24% (4th qtr 08). For the period from January 1, 2009 to September 30, 2009 the cumulative return (not annualized) before taxes was 25.48%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 9/25/2000)
Return Before Taxes	(42.11%)	(3.68%)	0.58%
Return After Taxes on Distributions	(42.26%)	(4.92%)	(0.20%)
Return After Taxes on Distributions and Sale of Fund Shares	(27.29%)	(3.23%)	0.41%
Class B Shares (inception 9/25/2000)	(42.02%)	(3.61%)	0.72%
Class C Shares (inception 9/25/2000)	(39.56%)	(3.24%)	0.57%
Class N Shares (inception 3/1/2001)	(39.33%)	(2.87%)	1.25%
Class Y Shares (inception 9/25/2000)	(38.21%)	(2.15%)	1.69%
Russell 3000 Index	(37.31%)	(1.95%)	(3.42%)[1]
(reflects no deduction for fees, expenses or taxes)			(1.65%)[2]

1.  From 9/30/00
2.  From 2/28/01

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Manind ("Mani") Govil has been lead portfolio manager and Anthony W. Gennaro, Jr. has been co-portfolio manager of the Fund since May 2009.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.
     Shares may be purchased through a financial intermediary or the distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by Federal funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Main Street Opportunity Fund

You can access the Fund's Prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/MainStreetOpportunityFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Illiff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0731.001.1109 Printed on recycled paper